UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  [811-05037]

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2008

Item 1. Report to Stockholders.

ANNUAL REPORT

Year Ended

June 30, 2008

Portfolio 21

Message from Portfolio 21’s founders

Dear Friends,

It is nearly impossible to lay out the series of decisions and events that have brought the U.S. financial system to the place it is now.  If it were that simple, one would hope the debacle could have been prevented.  The forces that have burst the housing bubble and popped a big hole in the credit markets are many and varied.  There is plenty of room for blame to be spread among multiple people and entities.  We have been living beyond our means, as evidenced by declining savings rates and record financial leverage, and there are no easy fixes.  Despite the near-frantic efforts of regulators and legislators, there is not much to be done when short-term profits have blinded so-called financial geniuses to the glaring long-term risks they were assuming.  The financial “system” is experiencing a significant and wrenching transition.

Our friend David Korten (and others) refer to the differences between a “functional economy,” in which commerce is facilitated by lending and financing arrangements, and a “financial economy,” in which financial contracts and trading are used to build a house of financial cards through leverage (derivatives, off–balance-sheet arrangements, minimal to no margin requirements, minimal loan-to-value ratios, etc.).  When we refer to the Economy, we should distinguish between the functional and the financial economy.  There is a great deal to be said for being concerned that our economy functions well.  Needed goods and services should be efficiently produced and traded.  Most important, people should be in a position to afford them.  Instead we have a financial economy evolving into a casino-like scheme, with money being used to make more money that has little or no connection to underlying functional economic transactions.

The logical outcome to the financial economy is what we are currently witnessing.  Without self-imposed limits, the financial system has expanded beyond its means, making it vulnerable to seemingly insignificant disruptions that serve to topple the entire structure like a game of Jenga.  The financial system has finally exceeded its capacity to regenerate and support itself while millions of people are harmed and billions of dollars lost.

Portfolio 21

The implications for our functional economy are frightening.  We are living beyond our means both financially and environmentally.  Unfortunately, the natural world is not merely a financial system.  The real bottom line is the biological bottom line that supports the ecological systems, the foundation of life and our livelihoods.  Considering the damage that has occurred within an arguably superfluous element of our economy, it is difficult to imagine the severity of the situation as it relates to an absolutely essential element of the economy—the ability of the earth to provide critical ecosystem services like clean air and water, as well as natural resources like timber, crop land, and, of course, food.

As we have seen with housing and credit, there is a point where momentum takes over, making it increasingly difficult for individuals, companies, or government to control the situation.  Even the Federal Reserve Bank and U.S. Treasury are scrambling today.  With respect to environmental issues, there is no Federal Reserve Bank, no lender of last resort or provider of extra oil, air, or water.  Climate change, soil degradation, land instability, peak oil, water shortages, and air pollution are already affecting the economy.

As investment managers, we evaluate not only the environmental practices of companies, but also their core businesses.  Investing in a bio-constrained world means investing in business models that can withstand the growing pressures of a global economy.  We look for opportunities to respond profitably to these challenges by designing a portfolio that is best suited to the inevitable consequences of living beyond our ecological means.

We will continue to keep you informed of the reasoning behind our investment decisions, and we encourage your input and observations.  Please feel free to email us at welcome@portfolio21.com.

Sincerely,

Leslie Christian	Carsten Henningsen
Co-founder	Co-founder

Management's Discussion of Fund Performance
for the period ending 6/30/08

Portfolio 21 outperformed the MSCI World Equity Index over the past six months by a small margin.  Longer-term performance remains above benchmark.

			Average Annual			Expense Ratios
	6	1	3	5	Since
	Month	Year	Years	Years	Inception	Gross	Net*
Retail
Inception:
9/30/99	-9.31%	-10.09%	11.48%	13.16%	5.74%	1.59%	1.52%
Institutional
Inception:
3/30/07	-9.14%	-9.82%	N/A	N/A	-3.39%	1.29%	1.22%
MSCI World
Equity Index	-10.25%	-10.18%	9.44%	12.54%	3.72%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-351-4115. The Fund imposes a 2% redemption fee on shares held for less than 60 days.  Performance data quoted does not reflect the redemption fee.  If reflected, total return would be reduced.

*	The advisor has contractually agreed to reduce its fees and/or pay Portfolio expenses for at least one year, and indefinitely thereafter.

The rising cost and scarcity of natural resources are the biggest threats facing the global economy and corporate profitability into the foreseeable future.  The price of oil has risen more than 50% during the first half of 2008 and has nearly doubled over the past twelve months.  Analysts have warned of $200 per barrel oil within the next few years, although this prophecy could become reality as early as the second half of this year.  The price increases of oil and other commodities that we’ve witnessed aren’t a temporary market dislocation, but rather a reaction to bona fide biocapacity limitations.  Rising populations along with economic growth and rising standards of living in developing economies are putting serious strain on the earth’s resources.  The Organization of Petroleum Exporting Countries is predicting that world’s energy needs will spike by more than 50% by 2030 and global oil markets are expected to remain tight over the next several years due to supply constraints.

The cost of ownership is tied to energy now more than ever.  Soaring oil prices are hard felt as the global economy is dependent on fossil fuels as input.  The rise in price trickles down to impact the cost of most everything that is produced and consumed in the world.  Individuals can deal with rising costs how they see fit.  They can change their lifestyles and spending habits in order to compensate.  Corporations, however, must change their behaviors in order to remain competitive and to survive.  We invest in the corporations that are leading the change.

Sector performance during the first half was very similar to sector performance during the previous six months as trends that developed last summer intensified.  Sector allocation had a slight negative impact on fund performance because Portfolio 21 was underweighted in the best performing sector as well as the worst.

Given the spike in oil and gas prices over the past six months, it’s easy to understand why the energy sector was the best performing sector during the first half.  Within the MSCI World Equity Index the energy sector appreciated nearly 20%.  Portfolio 21 is underweight energy as a result of the fund’s environmental investment criteria.  We don’t own oil and gas stocks per se.  We concentrate on efficiency instead.  Our investment process screens for companies that are reducing and improving their use of natural resources and providing similar benefits to their customers.  We believe smart use of inputs and capital is the key to a corporation’s long-term profitability and success and we will continue to evaluate company business models, product strategies and investments for proof of focus and execution.  We also invest in renewable energy companies.  However, these stocks were not quite a good enough proxy for pure-play oil and gas during the period.  The materials sector also outperformed during the first half as natural resource based companies raised prices in response to strong demand.  Portfolio 21 is overweight here, but fund stocks didn’t perform as well.

The financials sector was the worst performing sector during the first half as investors grew more worried that the industry is still suffering badly from the fallout of the credit crisis, which manifested as a subprime mortgage meltdown in the U.S. nearly one year ago.  Financial stocks in the MSCI World Equity Index declined double-digit percentages.  Portfolio 21’s exposure to the financial services sector is half that of the market, due to a lack of compelling investment opportunities and the complex and convoluted operating nature of many of the world’s largest financial institutions.  Consumer related stocks also underperformed as shoppers cut back on spending on non-essentials to compensate for higher energy and food prices.

The U.S. dollar ended higher against most major foreign currencies in the first half, although it was a volatile ride as investors speculated on the Fed’s next move.  The stronger dollar detracted from Portfolio 21 returns as the fund is overweight foreign stocks relative to the MSCI World Equity Index.  Still, the medium and long-term fundamentals for the dollar are negative, due to high trade and budget deficits.  The U.S. trade deficit jumped during the first half as America’s bill for foreign crude oil soared to an all-time high.  The U.S. has to import, on net, almost $2 billion in capital a day to cover its enormous trade gap, and is approaching $1 trillion per year.  The money is also increasingly coming from developing economies.  Furthermore, the U.S. government has made promise to pay retirement benefits that will cost far more than projected taxes will yield.  Therefore, we are likely to remain underweight U.S. dollar denominated assets.

Beyond market sectors and currencies, individual stock performance had a considerable impact on fund performance over the past six months:

IBM is one of the largest IT solutions providers in the world and one of the largest positions in Portfolio 21.  The company designs computer systems and software and provides related services.  In spite of the U.S. economy’s weakness, “Big Blue” had a good first half due in part to the fact that 65% of its revenues come from abroad.  Shares of IBM rose 10% during the period as a result.  The company’s focus on environmental sustainability is not only helping keep down internal costs but is attracting customers who are looking to do the same through further energy efficiencies and better use of space.

Google operates the world’s leading internet search engine and primarily derives revenues through delivering targeted advertising.  Google bounced back in the second quarter, after plummeting in the first, as its earnings report put to rest rumors that sales growth was slowing.  Still, Google shares ended the first half down more than 20%.  Being the biggest search engine in the world requires a lot of energy and Google is enhancing its market leadership position by taking the power issue very seriously.  The company has committed to becoming carbon neutral by 2008, while using various strategies to make its many servers more energy efficient.

Verbund is the largest producer of electricity in Austria.  The company is one of the leading hydropower producers in the world and one of the most profitable utilities in Europe.  The stock climbed nearly 40% over the first half of the year to boot.  Verbund is a driving force for clean energy as approximately two-thirds of the power generated comes from small hydroelectric.  The company’s focus on renewable energy is paying off as the cost of fossil fuels has jumped.  While the cost to generate electricity has risen in tandem for competitors, Verbund’s cost structure has remained relatively constant, providing for a remarkable first half return.  The company also has a much lower carbon risk profile.  Verbund is looking to expand into adjacent and higher growth economies such as France, Italy, Slovenia, and Turkey.

JM manages property and constructs buildings in Sweden.  The company also owns properties in Norway, Belgium, and Portugal.  JM’s stock price and earnings have weakened along with the Scandinavian housing market.  JM shares lost 40% of their value during the first half.  Longer term migration, population growth, and demographics support the outlook for residential housing.  JM has more than sixty years of successful development knowledge and experience and is leading the industry in sustainable building practices.

The information above represents the opinions of Portfolio 21 Investments, is subject to change, and any forecasts made cannot be guaranteed.

Portfolio 21 invests in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting standards.  The Fund’s environmental policy could cause it to make or avoid investments that could result in the portfolio underperforming similar funds that do not have an environmental policy.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.  Please see the following annual report for the fund’s holdings as of June 30, 2008.

The MSCI World Equity Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.  You cannot invest directly in an index.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Must be preceded or accompanied by a current prospectus.

The Fund is distributed by Quasar Distributors, LLC  (9/08)

Portfolio 21

PORTFOLIO HOLDINGS BY COUNTRY at June 30, 2008 (unaudited)

	Portfolio Holdings	Percent of Net Assets

Australia	$3,123,839	1.14%
Austria	3,571,779	1.31%
Belgium	2,503,043	0.92%
Brazil	1,029,256	0.38%
Canada	2,941,748	1.08%
China	1,262,920	0.46%
Denmark	17,419,881	6.37%
Finland	5,838,085	2.14%
France	11,157,197	4.08%
Germany	16,328,082	5.97%
Hong Kong	1,415,933	0.52%
Italy	2,250,659	0.82%
Japan	27,640,641	10.11%
Netherlands	4,068,879	1.49%
New Zealand	226,977	0.08%
Norway	2,828,096	1.03%
Singapore	549,437	0.20%
Spain	9,450,678	3.46%
Sweden	19,419,403	7.43%
Switzerland	15,162,552	5.55%
United Kingdom	18,414,534	6.74%
United States	106,014,666	38.46%
Other Assets in Excess
of Liabilities	719,259	0.26%
Total	$273,337,544	100.00%

EXPENSE EXAMPLE for the Six Months Ended June 30, 2008 (unaudited)

As a shareholder of the Portfolio 21 Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees, distribution fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/08 –6/30/08).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent

Portfolio 21

EXPENSE EXAMPLE (unaudited), Continued

charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 60 calendar days after you purchase them. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  Currently, the advisor is paying the IRA annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Portfolio 21

EXPENSE EXAMPLE (unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/08	6/30/08	1/1/08 – 6/30/08*
Retail Class Actual	$1,000	$ 907	$7.11
Hypothetical (5% annual
return before expenses)	$1,000	$1,017	$7.52

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/01/08	6/30/08	1/01/08 –6/30/08**
Institutional Class Actual	$1,000	$ 909	$5.69
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$6.02

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.50% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).

**
Expenses are equal to the Fund’s annualized expense ratio for the March most recent six-month period of 1.20% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).

Portfolio 21 – Retail Class
Value of $10,000 vs MSCI World Index and S&P 500 Index

Average Annual Total Return
Period Ended June 30, 2008
1 Year	-10.09%
5 Year	13.16%
Since Inception (9/30/99)	5.74%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 1999 (the “Fund’s inception”), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption of fees.

As of June 30, 2008, the S&P 500 Index returned -13.12%, 7.58% and 1.66% for the one-year, five-year and since inception periods, respectively.

As of June 30, 2008, the MSCI World Index returned -10.48%, 12.54% and 3.72% for the one-year, five-year and since inception periods, respectively.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-351-4115.

The Fund imposes a 2% redemption fee on shares held for less than 60 days.

The MSCI World Index measures performance for a diverse range of developed country global stock markets, including U.S., Canada, Europe, Australia, New Zealand and the Far East.  The index reflects the reinvestment of distributions, if any, but does not reflect fees, brokerage commissions, or other costs of investing. The S&P 500 Index is a broad based index of 500 stocks, which is widely recognized as representative of the equity market in general. The index is unmanaged and returns include reinvested dividends. One cannot invest directly in an index.

Portfolio 21 – Institutional Class
Value of $10,000 vs MSCI World Index and S&P 500 Index

Average Annual Total Return
Period Ended June 30, 2008
1 Year	-9.82%
Since Inception (3/30/07)	-3.40%

This chart illustrates the performance of a hypothetical $10,000 investment made on March 30, 2007 (the “inception”), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption of fees.

As of June 30, 2008, the S&P 500 Index returned -13.12% for the one-year period and -6.17% for the inception period.

As of June 30, 2008, the MSCI World Index returned -10.18% for the one-year period and -3.33% for the inception period.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-351-4115.

The Fund imposes a 2% redemption fee on shares held for less than 60 days.

The MSCI World Index measures performance for a diverse range of developed country global stock markets, including U.S., Canada, Europe, Australia, New Zealand and the Far East.  The index reflects the reinvestment of distributions, if any, but does not reflect fees, brokerage commissions, or other costs of investing. The S&P 500 Index is a broad based index of 500 stocks, which is widely recognized as representative of the equity market in general. The index is unmanaged and returns include reinvested dividends. One cannot invest directly in an index.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2008

Shares		Value

COMMON STOCKS: 86.0%

Automobiles & Components: 0.9%
30,000	Denso Corp.
	(Japan)	$1,033,242
54,000	Johnson
	Controls, Inc.
	(United States)	1,548,720
		2,581,962
Banks: 4.5%
70,000	Dexia - Brussels
	Exchange (Belgium)	1,114,532
10,000	Dexia - Paris
	Exchange (Belgium)	158,919
60,000	ForeningsSparbanken
	AB (Sweden)	1,152,842
285,000	HSBC Holdings PLC
	(United Kingdom)	4,388,294
30,000	Royal Bank
	Of Canada
	(Canada)	1,348,338
370,000	UniCredito Italiano
	SpA (Italy)	2,250,659
96,000	Westpac Banking
	Corp. (Australia)	1,843,874
		12,257,458
Capital Goods: 8.6%
60,000	Abengoa SA
	(Spain)	1,869,616
5,500	Acciona SA
	(Spain)	1,300,135
240,000	Atlas Copco AB -
	Class A (Sweden)	3,510,088
6,000	Eaton Corp.
	(United States)	509,820
250,000	Hyflux (Singapore)	549,437
121,800	JM AB (Sweden)	1,570,249
45,000	Kurita Water
	Industries Ltd.
	(Japan)	1,669,664
150,000	Mitsubishi Electric
	Corp. (Japan)	1,622,381
18,000	Schneider Electric
	SA (France)	1,936,413
34,000	Siemens AG -
	Registered Shares
	(Germany)	3,747,873
87,000	Skanska AB -
	Class B (Sweden)	1,240,822
213,300	SKF AB -Class B
	(Sweden)	3,324,313
26,000	Trex Co., Inc.
	(United States) (a)	304,980
37,500	Volvo AB-Class B
	(Sweden)	456,640
		23,612,431
Commercial Services & Supplies: 0.9%
30,000	Fuel Tech Inc.
	(United States) (a)	528,600
43,800	Herman Miller, Inc.
	(United States)	1,090,182
30,000	Interface, Inc. - Class
	A (United States)	375,900
100,000	Tomra Systems ASA
	(Norway)	662,578
		2,657,260
Consumer Durables & Apparel: 5.4%
102,000	Electrolux AB -
	Class B (Sweden)	1,296,090
180,000	Husqvarna AB -
	Class B (Sweden)	1,565,703
54,000	Husqvarna AB -
	Class A (Sweden)	455,511
65,000	Koninklijke Philips
	Electronics NV -
	ADR (Netherlands)	2,197,000
35,000	Matsushita Electric
	Industrial Co. Ltd.
	(Japan)	748,782
46,000	Nike, Inc.
	(United States)	2,742,060
150,000	Sharp Corp. (Japan)	2,445,191
35,200	Shimano, Inc. (Japan)	1,769,449
35,000	Sony Corp. -
	ADR (Japan)	1,530,900
		14,750,686

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2008, Continued

Shares		Value

Diversified Financials: 1.3%
26,000	Deutsche Bank AG -
	GDR (Germany)	$2,227,265
57,750	UBS AG - GDR
	(Switzerland)	1,193,115
		3,420,380
Energy: 2.5%
70,000	Gushan
	Environmental
	Energy Ltd. - ADR
	(China)	813,400
12,000	Suntech Power
	Holdings Co., Ltd. -
	ADR (China) (a)	449,520
41,900	Vestas Wind Systems
	A/S (Denmark)(a)	5,455,253
		6,718,173
Food & Staples Retailing: 1.9%
40,000	Carrefour SA
	(France)	2,254,717
79,100	United Natural
	Foods, Inc.
	(United States) (a)	1,540,868
57,000	Whole Foods
	Market, Inc.
	(United States)	1,350,330
		5,145,915
Health Care Equipment & Services: 2.8%
75,000	Baxter International,
	Inc. (United States)	4,795,500
80,000	Olympus Corp.
	(Japan)	2,712,100
		7,507,600
Hotels, Restaurants & Leisure: 0.7%
28,300	Accor SA (France)	1,879,969

Household & Personal Products: 1.0%
60,000	Kao Corp. (Japan)	1,575,145
100,000	Natura Cosmeticos
	(Brazil)	1,029,256
		2,604,401
Insurance: 3.2%
135,000	Aviva PLC
	(United Kingdom)	1,338,402
375,000	Friends
	Provident PLC
	(United Kingdom)	758,300
9,000	Muenchener
	Rueckversicherungs
	AG (Germany)	1,578,690
125,000	Sompo Japan
	Insurance, Inc.
	(Japan)	1,175,316
138,000	Storebrand ASA
	(Norway)	1,021,861
42,000	Swiss Reinsurance
	(Switzerland)	2,784,255
		8,656,824
Materials: 10.7%
20,900	Air Liquide (France)	2,751,505
24,900	Air Products &
	Chemicals, Inc.
	(United States)	2,461,614
16,000	Linde AG
	(Germany)	2,249,385
300,000	Nine Dragons Paper
	(Hong Kong)	234,508
47,000	Novozymes A/S -
	Class B (Denmark)	4,231,264
50,000	Praxair, Inc.
	(United States)	4,712,000
43,000	Schnitzer Steel
	Industries, Inc.
	(United States)	4,927,800
11,500	Sonoco Products Co.
	(United States)	355,925
107,000	Stora Enso OYJ - R
	Shares (Finland)	996,885
221,790	Svenska Cellulosa
	Ab -Class B
	(Sweden)	3,120,736
600,000	Teijin Ltd. (Japan)	2,058,731
25,000	Umicore (Belgium)	1,229,592
		29,329,945

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2008, Continued

Shares		Value

Media: 0.6%
100,000	British Sky
	Broadcasting
	Group PLC
	(United Kingdom)	$937,265
69,253	Reed Elsevier PLC
	(United Kingdom)	789,172
		1,726,437
Pharmaceuticals & Biotechnology: 6.9%
110,200	Bristol-Myers Squibb
	Co. (United States)	2,262,406
40,000	H.Lundbeck A/S
	(Denmark)	908,645
160,000	Novartis AG
	(Switzerland)	8,805,152
27,600	Novo-Nordisk A/S -
	ADR (Denmark)	1,821,600
76,000	Novo-Nordisk
	A/S - Class B
	(Denmark)	5,003,119
		18,800,922
Real Estate: 1.9%
75,000	British Land Co. PLC
	(United Kingdom)	1,054,684
39,870	Potlatch Corp.
	(United States)	1,798,934
45,000	ProLogis
	(United States)	2,445,750
		5,299,368
Retailing: 4.1%
32,000	Hennes & Mauritz
	AB - Class B
	(Sweden)	1,726,409
700,000	Kingfisher PLC
	(United Kingdom)	1,551,895
200,000	Marks & Spencer
	Group PLC
	(United Kingdom)	1,300,505
275,000	Staples, Inc.
	(United States)	6,531,250
		11,110,059
Semiconductors & Semiconductor Equipment: 2.5%
115,000	Applied
	Materials, Inc.
	(United States)	2,195,350
160,000	Intel Corp.
	(United States)	3,436,800
124,000	STMicroelectronics
	NV - ADR
	(Switzerland)	1,280,920
		6,913,070
Software & Services: 2.6%
49,000	Adobe Systems, Inc.
	(United States) (a)	1,930,110
30,000	Autodesk, Inc.
	(United States) (a)	1,014,300
7,000	Google, Inc.
	(United States) (a)	3,684,940
10,000	VMware, Inc.
	(United States) (a)	538,600
		7,167,950
Technology Hardware & Equipment: 10.7%
118,800	Agilent
	Technologies, Inc.
	(United States) (a)	4,222,152
99,950	Canon, Inc. (Japan)	5,145,018
92,000	Dell, Inc.
	(United States) (a)	2,012,960
25,000	Echelon Corp.
	(United States) (a)	272,500
84,000	Ericsson Telephone
	Co. - ADR
	(United States)	873,600
62,300	Hewlett-Packard Co.
	(United States)	2,754,283
46,000	International Business
	Machines Corp.
	(United States)	5,452,380
47,000	NetApp, Inc.
	(United States) (a)	1,018,020
197,600	Nokia OYJ - ADR
	(Finland)	4,841,200

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2008, Continued

Shares/
Principal Amount		Value

Technology Hardware & Equipment (Continued)
7,000	Sunpower Corp. -
	Class A (United
	States) (a)	$503,860
70,000	Tandberg ASA
	(Norway)	1,143,657
78,900	Xerox Corp.
	(United States)	1,069,884
		29,309,514
Telecommunication Services: 2.1%
300,000	BT Group PLC
	(United Kingdom)	1,188,504
3,300	Swisscom AG
	(Switzerland)	1,099,110
81,000	Telefonica SA
	(Spain)	2,143,570
315,000	Telstra Corp., Ltd.
	(Australia)	1,279,965
		5,711,149
Transportation: 4.3%
24,000	Canadian Pacific
	Railway Ltd.
	(Canada)	1,593,410
98,000	Deutsche Post AG
	(Germany)	2,547,910
370	East Japan Railway
	Co. (Japan)	3,013,765
80,000	Mitsui OSK Lines
	Ltd. (Japan)	1,140,957
375,000	MTR Corp.
	(Hong Kong)	1,181,425
23,000	National Express
	Group (United
	Kingdom)	433,869
55,000	TNT (Netherlands)	1,871,879
		11,783,215
Utilities: 5.9%
35,000	EDF Energies
	Nouvelles SA
	(France)	2,334,593
200,000	Iberdrola Renovables
	(Spain) (a)	1,540,840
110,000	National Grid PLC
	(United Kingdom)	1,441,908
40,000	Oest Elektrizitats
	(Austria)	3,571,779
24,000	Ormat Technologies,
	Inc. (United States)	1,180,320
40,000	Red Electrica
	De Espana (Spain)	2,596,517
127,000	Severn Trent PLC
	(United Kingdom)	3,231,736
40,049	Trustpower Ltd.
	(New Zealand)	226,977
		16,124,670
TOTAL COMMON STOCKS
(Cost $206,002,890)		235,069,358

PREFERRED STOCKS: 1.4%

Household & Personal Products: 1.4%
100,000	Henkel KGaA	3,976,959
TOTAL PREFERRED STOCKS
(Cost $3,312,125)		3,976,959

SHORT-TERM INVESTMENTS: 12.3%

Certificates of Deposit: 1.1%
	New Resource Bank
$500,000	4.130%, 07/24/2008	500,000
104,340	4.000%, 12/22/2008	104,340
314,709	2.730%, 02/19/2009	314,709
300,000	1.780%, 04/23/2009	300,000
	Permaculture
24,284	2.000%, 03/27/2009	24,284
	Self-Help Credit Union
100,000	4.820%, 08/20/2008	100,000
	Shorebank
95,000	3.941%, 07/20/2008	95,000
286,650	4.650%, 08/14/2008	286,650
200,000	4.220%, 10/16/2008	200,000
95,000	3.980%, 11/06/2008	95,000
209,096	2.820%, 02/12/2009	209,096
100,000	2.520%, 02/26/2009	100,000
300,000	2.140%, 03/26/2009	300,000
200,000	2.210%, 04/23/2009	200,000
100,000	2.330%, 05/28/2009	100,000

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2008, Continued

Principal Amount		Value

Certificates of Deposit (Continued)
	Wainwright
$100,000	4.360%,
	01/18/2009	$100,000
		3,029,079
Money Market: 11.2%
30,542,889	Fidelity Money
	Market Portfolio	30,542,889
TOTAL SHORT-TERM INVESTMENTS
(Cost $33,571,968)		33,571,968
TOTAL INVESTMENTS IN SECURITIES: 99.7%
(Cost $242,886,983)		272,618,285
Other Assets in Excess
of Liabilities: 0.3%		719,259
TOTAL NET ASSETS: 100.0%		$273,337,544

(a)   Non Income Producing
ADR American Depository Receipt
GDR Global Depository Receipt

Percent of
Country	Net Assets
Australia	1.14%
Austria	1.31%
Belgium	0.92%
Brazil	0.38%
Canada	1.08%
China	0.46%
Denmark	6.37%
Finland	2.14%
France	4.08%
Germany	5.97%
Hong Kong	0.52%
Italy	0.82%
Japan	10.11%
Netherlands	1.49%
New Zealand	0.08%
Norway	1.03%
Singapore	0.20%
Spain	3.46%
Sweden	7.43%
Switzerland	5.55%
United Kingdom	6.74%
United States	38.46%
Other Assets in Excess
of Liabilities	0.26%
100.00%

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2008

ASSETS
Investments in securities, at value (cost $242,886,983 ) (Note 2)	$272,618,285
Cash	30,692
Receivables:
Dividends and interest	738,204
Fund shares sold	591,167
Other assets	1,375
Prepaid expenses	23,802
Total assets	274,003,525
LIABILITIES
Payables:
Investment advisory fees (net)	226,371
Fund shares redeemed	171,830
Distribution fees	114,004
Transfer agent fees	45,715
Administration fees	41,848
Fund accounting fees	16,071
Custody fees	15,816
Chief compliance officer fees	1,501
Other accrued expenses	32,825
Total liabilities	665,981
NET ASSETS	$273,337,544
COMPONENTS OF NET ASSETS
Paid-in capital	$241,726,403
Undistributed net investment income	3,030,328
Accumulated net realized loss on investments
and foreign currency transactions	(1,165,028)
Net unrealized appreciation on investments	29,731,302
Net unrealized appreciation of foreign currency and
translation of other assets and liabilities in foreign currency	14,539
Net assets	$273,337,544

Retail Class
Net assets	$176,870,885
Shares issued and outstanding	5,432,904
(Unlimited number of shares authorized without par value)
Net asset value, offering price, and redemption price per share	$32.56

Institutional Class:
Net assets	$96,466,659
Shares issued and outstanding	2,960,082
Unlimited number of shares authorized without par value.
Net asset value, offering price, and redemption price per share	$32.59

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF OPERATIONS For the year ended June 30, 2008

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $604,536)	$5,665,485
Interest	1,108,781
Total investment income	6,774,266

EXPENSES (Note 3)
Investment advisory fees	2,462,745
Distribution fees	435,781
Administration fees	239,710
Transfer agent fees	116,181
Fund accounting fees	101,055
Custody fees	93,535
Registration fees	53,086
Reports to shareholders	31,877
Audit fees	22,117
Legal fees	16,885
Trustee fees	11,141
Miscellaneous expense	7,876
Chief compliance officer fees	6,000
Insurance expense	4,335
Total expenses	3,602,324
Plus: prior year fees waived subject to recoupment	29,334
Net expenses	3,631,658
Net investment income	3,142,608

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on investments
and foreign currency transactions	(517,771)
Change in net unrealized
depreciation on investments	(30,472,999)
Change in net unrealized depreciation of
foreign currency, and translation of other
assets and liabilities in foreign currency	9,511
Net realized and unrealized loss on
investments and foreign currency transactions	(30,981,259)
Net increase in net assets
resulting from operations	$(27,838,651)

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30,	June 30,
	2008	2007
INCREASE IN NET ASSETS FROM:

OPERATIONS
Net investment income	$3,142,608	$1,990,331
Net realized loss on investments
and foreign currency transactions	(517,771)	48,443
Change in net unrealized
appreciation on investments	(30,472,999)	39,849,712
Change in net unrealized depreciation of
foreign currency, and translation of other
assets and liabilities in foreign currency	9,511	3,378
Net increase (decrease) in net assets
resulting from operations	(27,838,651)	41,891,864

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retail Class	(1,121,725)	(1,548,567)
Institutional Class	(767,037)	—
From net realized gain:
Retail Class	(528,240)	(1,444,815)
Institutional Class	(255,420)	—
Total distributions to shareholders	(2,672,422)	(2,993,382)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares - Retail Class (a) (b)	24,688,345	14,975,721
Net increase in net assets derived from net change
in outstanding shares - Institutional Class (c)	39,228,884	66,225,856
Total increase in net assets
from capital share transactions	63,917,229	81,201,577
Total increase in net assets	33,406,156	120,100,059

NET ASSETS
Beginning of period	239,931,388	119,831,329
End of period	$273,337,544	$239,931,388
Undistributed net investment income	$3,030,328	$1,824,782

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)  Summary of capital share transactions for Retail shares is as follows:

	Year Ended		Year Ended
	June 30, 2008		June 30, 2007
	Shares	Value	Shares	Value
Shares sold	1,817,410	$63,387,591	2,827,936	$93,763,181
Shares issued in reinvestment
of distributions	44,147	1,606,062	87,541	2,862,594
Shares redeemed (b)	(1,141,493)	(40,305,308)	(2,327,433)	(81,650,054)
Net increase	720,064	$24,688,345	588,044	$14,975,721

(b)  Net of redemption fees of $9,801 and $3,013 respectively.

(c)  Summary of capital share transactions for Institutional shares is as follows:

	Year Ended		Year Ended
	June 30, 2008		June 30, 2007
	Shares	Value	Shares	Value
Shares sold	1,187,509	$42,005,129	1,861,715	$66,598,502
Shares issued in reinvestment
of distributions	27,682	1,006,523	—	—
Shares redeemed	(106,582)	(3,782,768)	(10,242)	(372,646)
Net increase	1,108,609	$39,228,884	1,851,473	$66,225,856

The accompanying notes are an integral part of these financial statements.

Portfolio 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

Retail Class
			Period++
	Year Ended		Ended
	June 30,		June 30,		Year Ended August 31,
	2008	2007	2006		2005	2004	2003
Net asset value,
beginning of period	$36.54	$29.05	$25.49		$21.64	$19.47	$16.67

INCOME FROM INVESTMENT OPERATIONS:
Net investment gain	0.34	0.32	0.37		0.18	0.08	0.02
Net realized and unrealized
gain (loss) on investments	(3.98)	7.79	3.41		3.77	2.13	2.79
Total from investment
operations	(3.64)	8.11	3.78		3.95	2.21	2.81

LESS DISTRIBUTIONS:
From net investment income	(0.23)	(0.32)	(0.16)		(0.10)	(0.04)	—
From net realized gain	(0.11)	(0.30)	(0.06)		—	—	(0.02)
Total distributions	(0.34)	(0.62)	(0.22)		(0.10)	(0.04)	(0.02)
Paid-in capital from redemption
fees (Note 2)	— *	— *	—	*	— *	— *	0.01
Net asset value,
end of period	$32.56	$36.54	$29.05		$25.49	$21.64	$19.47
Total return	(10.09)%	28.18%	14.88	%^	18.27%	11.36%	16.90%

RATIOs/SUPPLEMENTAL DATA:
Net assets, end of
period (millions)	$176.9	$172.2	$119.8		$88.4	$51.5	$22.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed/recouped	1.49%	1.57%	1.63	%+	1.69%	1.90%	2.17%
After fees waived and
expenses absorbed/recouped	1.50%	1.50%	1.50	%+	1.50%	1.50%	1.50%

RATIO OF NET INVESTMENT GAIN (LOSS)
TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed/recouped	1.13%	0.99%	1.60	%+	0.71%	0.02%	(0.52)%
After fees waived and
expenses absorbed/recouped	1.12%	1.06%	1.73	%+	0.90%	0.42%	0.15%
Portfolio turnover rate	4%	0%	4	%^	1%	4%	10%

*	Less than $.01 per share.
^	Not annualized
+	Annualized
++	On June 20, 2006, the Trust’s Board of Trustees approved a change in the Fund’s fiscal year-end from August 31 to June 30, effective with the ten-month period ending June 30, 2006.

The accompanying notes are an integral part of these financial statements.

Portfolio 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

Institutional Class
	Year Ended	Period Ended
	June 30,	June 30,
	2008	2007*
Net asset value, beginning of period	$36.57	$34.44

INCOME FROM INVESTMENT OPERATIONS:
Net investment gain	0.42	0.16
Net realized and unrealized
gain on investments	(3.96)	1.97
Total from investment operations	(3.54)	2.13

LESS DISTRIBUTIONS:
From net investment income	(0.33)	—
From net realized gain	(0.11)	—
Total distributions	(0.44)	—
Paid-in capital from redemption fees (Note 2)	—	—
Net asset value, end of period	$32.59	$36.57
Total return	(9.82)%	6.18	%^

RATIOs/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$96.5	$67.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed/recouped	1.19%	1.23	%+
After fees waived and expenses absorbed/recouped	1.20%	1.20	%+

RATIO OF NET INVESTMENT GAIN (LOSS)
TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed/recouped	1.42%	2.28	%+
After fees waived and expenses absorbed/recouped	1.41%	2.31	%+
Portfolio turnover rate	4%	0	%^

*	Institutional shares have been offered since March 30, 2007.
^	Not annualized
+	Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2008

NOTE 1 – ORGANIZATION

Portfolio 21 (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund commenced operations on September 30, 1999.

The Funds offer Retail and Institutional shares.  Institutional shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets

The investment objective of the Fund is to seek long-term growth of capital.  The Fund seeks to achieve its objective by investing primarily in common stocks of domestic and foreign companies of  any size market capitalization that satisfy certain environmental responsibility criteria.

On June 20, 2006 the Trust’s board of trustees approved a change in the Fund’s fiscal year-end from August 31 to June 30, effective with the ten month period ending June 30, 2006.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2008, Continued

Short-term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

The Fund may invest substantially in securities traded on foreign exchanges (see “Foreign Currency” below).  Investments that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  The Trust has selected FT Interactive Data (“FTID”) to provide fair value pricing data with respect to certain security holdings held by certain Funds. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of certain Fund’s securities traded on those foreign exchanges.  As of June 30, 2008, the Fund did not hold fair valued securities other than securities fair valued by FTID.

The Fund may invest substantially in securities traded on foreign exchanges (see “Foreign Currency” below).  Investments that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, or if there were no transactions on such day, at the mean between the bid and asked prices. The Trust has selected FT Interactive Data (“FTID”) to provide fair value pricing data with respect to certain security holdings held by certain Funds. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of certain Fund’s securities traded on those foreign exchanges.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2008, Continued

B.
Foreign Currency.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Under current tax laws, losses after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a first-in, first-out basis.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2008, Continued

Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of the net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on the net assets or net assets per value per share.  For the year ended June 30, 2008, the Fund decreased undistributed net

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2008, Continued

investment income by $48,300 and decreased accumulated capital losses by $48,300 due to certain permanent book and tax differences. Net assets were not affected by the change.

I.
New Accounting Pronouncements.  Effective July 13, 2007, the Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”.  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds include Federal and the state of Massachusetts.  As of June 30, 2008, open Federal and Massachusetts tax years include the tax years ended August 31, 2005, June 30, 2006 through June 30, 2008.  The Funds have no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end June 30, 2008.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, the Financial Accounting Standards Board issued Standard No. 157, “Fair Value Measurements” (“FAS 157”) effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes adoption of FAS 157 will have no material impact on its financial statements.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2008, Continued

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Portfolio 21 Investments, Inc. Corporation (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Funds.  As compensation for its services, for the year ended June 30, 2008, the Fund incurred $2,462,745 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.50% for the Retail Class and 1.20% for the Institutional Class of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At June 30, 2008,  the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $373,411.  For the year ended June 30, 2008 the Advisor recouped $29,334 in fees for the Fund.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
August 31, 2008	$135,899
June 30, 2009	$117,068
June 30, 2010	$120,444

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2008, Continued

accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

First $50 million	0.15% of average daily net assets
Next $50 million	0.12% of average daily net assets
Next$50 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets
$30,000 minimum

For the year ended June 30, 2008 the Fund incurred $239,710 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the year ended June 30, 2008, the Fund was allocated $6,000 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares.  The Plan provides that the Fund may pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of Retail shares.  No distribution fees are paid by Institutional shares.  The fee is paid to the Distribution Coordinator as compensation for distribution-related activities, not reimbursement for specific expenses incurred.  For the year ended June 30, 2008, the Fund incurred $435,781 in distribution fees.

The Fund has entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to Retail Class shares.  Under the Arrangements, the Fund will pay Sub-Transfer Agents, at an annual rate of up to 0.05% of the average daily net assets of Retail shares.  All Arrangements must be approved by the Board of Trustees.  For the year ended June 30, 2008, the Fund incurred $77,471 in Sub-Transfer Agent fees.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2008, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $58,298,595 and $9,854,926 respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended June 30, 2008.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2008, Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended June 30, 2008 and the year ended June 30, 2007 was as follows:

	June 30, 2008	June 30,2007
Distributions paid from:
Ordinary income	$2,171,067	$1,548,567
Long-term capital gain	501,355	1,444,815
	$2,672,422	$2,993,382

As of June 30, 2008, the components of accumulated earnings/(losses) on a tax basis were as follows:

Tax cost of Investments	$242,886,983

Unrealized Appreciation	51,375,674
Unrealized Depreciation	(21,644,372)
Net unrealized appreciation of foreign currency
and translation of other assets and liabilities
in foreign currency	14,539
Net unrealized appreciation (depreciation)	29,745,841

Undistributed net investment income	3,159,912
Undistributed net realized gain	29,430
Distributable earnings	3,189,342

Other accumulated gain/(loss)	(1,324,042)

Total accumulated gain/(loss)	$31,611,141

(a)	At June 30, 2008, the basis of investments for federal income purposes was the same as their cost for financial reporting purposes.

Under tax law, certain capital and foreign currency losses realized after October 31, and within the taxable year may be deferred and treated as occurring on the first business day of the following fiscal year.  For the year ended June 30, 2008, the Portfolio 21 Fund deferred to July 1, 2008, post-October losses of $1,324,042.

Portfolio 21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
  Portfolio 21 and
The Board of Trustees of
  Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Portfolio 21, a series of Professionally Managed Portfolios, as of June 30, 2008 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Portfolio 21 as of June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 29, 2008

Portfolio 21

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”).  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent.  The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Address	with the	Length of	During Past	Overseen	Directorships
and Age	Trust(1)	Time Served	Five Years	by Trustees	Held
Dorothy A. Berry	Chairman	Indefinite	President, Talon		Trustee,
(born 1943)	and	Term	Industries, Inc.		Allegiant
2020 E. Financial Way	Trustee	Since	(administrative,		Funds.
Suite 100		May 1991.	management and business
Glendora, CA 91741			consulting); formerly,
Executive Vice President
and Chief Operating
Officer, Integrated Asset
Management (investment
advisor and manager) and
formerly, President, Value
Line, Inc. (investment
advisory and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;		The Dana
(born 1939)		Term	formerly, Chief Executive		Foundation;
2020 E. Financial Way		Since	Officer, Rockefeller Trust		The
Suite 100		May 1991.	Co., (prior thereto Senior		University
Glendora, CA 91741			Vice President), and		of Virginia
			Managing Director,		Law School
			Rockefeller & Co.		Foundation.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

Portfolio 21

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Address	with the	Length of	During Past	Overseen	Directorships
and Age	Trust(1)	Time Served	Five Years	by Trustees	Held
Carl A. Froebel	Trustee	Indefinite	Owner, Golf Adventures,		None.
(born 1938)		Term	LLC, (Vacation Services);
2020 E. Financial Way		Since	formerly, President and
Suite 100		May 1991.	Founder, National Investor
Glendora, CA 91741			Data Services, Inc.
(investment related
computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant, since July		Trustee,
(born 1950)		Term	2001; formerly, Executive		Managers
2020 E. Financial Way		Since	Vice President, Investment		Funds;
Suite 100		May 1991.	Company Administration,		Trustee,
Glendora, CA 91741			LLC (“ICA”) (mutual fund		Managers
			administrator).		AMG
Funds.

Robert M. Slotky	President	Indefinite	Senior Vice President,	Not	Not
(born 1947)		Term	U.S. Bancorp Fund	Applicable.	Applicable.
2020 E. Financial Way		Since	Services, LLC, since
Suite 100		Aug. 2002.	July 2001.
Glendora, CA 91741	Chief	Indefinite
	Compli-	Term;
	ance	Since
	Officer	Sept. 2004.
	Anti-	Indefinite
	Money	Term;
	Laun-	Since
	dering	Dec. 2005.
Officer

Eric W. Falkeis	Treasurer	Indefinite	Chief Financial Officer,	Not	Not
(born 1973)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
615 East Michigan St.		Since	Services, LLC, since
Milwaukee, WI 53202		Aug. 2002.	April 2006; Vice
President, U.S. Bancorp
Fund Services, LLC since
1997; formerly, Chief
Financial Officer, Quasar
Distributors, LLC
(2000-2003).

Portfolio 21

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Address	with the	Length of	During Past	Overseen	Directorships
and Age	Trust(1)	Time Served	Five Years	by Trustees	Held
Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
2020 E. Financial Way		Since	Officer, U.S. Bancorp
Suite 100		February	Fund Services, LLC,
Glendora, CA 91741		2008.	since July 2007; formerly,
Vice President and Senior
Counsel, Wells Fargo
Funds Management, LLC
(2004-2007), formerly,
Vice President and Legal
Compliance Officer, U.S.
Bancorp Fund Services,
LLC (1998-2004).

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Portfolio 21

FEDERAL TAX INFORMATION (unaudited)

Portfolio 21 designates 100% of the ordinary distributions paid during the period ended June 30, 2008 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the period ended June 30, 2008, 18.2% of the ordinary distributions paid by Portfolio 21 qualify for the dividend receivable deduction available to corporate shareholders.

Additional information applicable to foreign shareholder only:  Portfolio 21 designates 13% of the ordinary income distributions paid during the period ended June 30, 2008 as short-term capital gain distributions under Internal Revenue Code Section 871 (K)(2)(c).

For the year ended June 30, 2008, Portfolio 21 earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Gross Dividend	Taxes Withheld
Country	Per Share	Per Share
Austria	0.0067	-0.0017
Australia	0.0239	0.0000
Belgium	0.0166	-0.0039
Brazil	0.0039	0.0000
Canada	0.0078	-0.0009
Cayman Islands	0.0010	-0.0001
Denmark	0.0157	-0.0028
Finland	0.0288	-0.0044
France	0.0412	-0.0062
Germany	0.0717	-0.0082
Italy	0.0178	-0.0048
Hong Kong	0.0027	0.0000
Japan	0.0448	-0.0032
Netherlands	0.0100	-0.0015
Norway	0.0067	-0.0010
New Zealand	0.0013	-0.0002
Singapore	0.0004	0.0000
Spain	0.0203	-0.0033
Switzerland	0.0482	-0.0072
Sweden	0.1461	-0.0219
United Kingdom	0.1445	-0.0008

Portfolio 21

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (unaudited)

Portfolio 21 files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (866) 209-1962.  Furthermore, you will be able to obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT PROXY VOTING (unaudited)

A description of the policies and procedures that Portfolio 21 uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 209-1962. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12- month period ended June 30 is available without charge, upon request, by calling (866) 209-1962 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those address shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1962 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

(This Page Intentionally Left Blank.)

Advisor
PORTFOLIO 21 INVESTMENTS
721 NW 9th Avenue
Portland, Oregon  97209
(877) 351-4115

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Portfolio 21 – Retail Class
Symbol – PORTX
CUSIP – 742935588

Portfolio 21 – Institutional Class
Symbol – PORIX
CUSIP – 742935356

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s President and Treasurer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that each member of the Trust’s audit committee is financially literate and independent.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook and Carl A. Froebel are each “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2008	FYE 6/30/2007
Audit Fees	$18,500	$17,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:
Non-Audit Related Fees	FYE 6/30/2008	FYE 6/30/2007
Registrant	0%	0%
Registrant’s Investment Adviser	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2008	FYE 6/30/2007
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)     /s/Robert M. Slotky
Robert M. Slotky, President

Date     September 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/Robert M. Slotky
Robert M. Slotky, President

Date     September 4, 2008

By (Signature and Title)*     /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date     September 2, 2008

* Print the name and title of each signing officer under his or her signature.